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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): JULY 12, 1999


                               AT HOME CORPORATION
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             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)



        000-22697                                            77-0408542
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       (Commission                                          (IRS Employer
       File Number)                                       Identification No.)


    450 BROADWAY STREET, REDWOOD CITY, CA                           94063
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  (Address of principal executive offices)                       (Zip Code)


                                 (650) 569-5000
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)


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ITEM 5:  OTHER EVENTS.

         On July 12, 1999, At Home Corporation, a Delaware corporation (the "COMPANY"), iMall, Inc., a Nevada corporation ("iMALL") and Shop Nevada, Inc., a Nevada corporation ("MERGER SUB") entered into an Agreement and Plan of Merger (the "MERGER AGREEMENT"). Subject to the terms and conditions of the Merger Agreement, Merger Sub will merge with and into iMall (the "MERGER"), with iMall to survive the Merger and to become a wholly-owned subsidiary of the Company. At the effective time of the Merger, 0.46 shares of the Company's Series A Common Stock will be exchanged for each outstanding share of iMall Common Stock (the "EXCHANGE RATIO"). Options to purchase shares of iMall Common Stock will be assumed by the Company and converted into options to purchase shares of the Company's Series A Common Stock, and the exercise price and number of shares of the Company's Series A Common Stock subject to these options will be adjusted according to the Exchange Ratio. Certain warrants to purchase shares of iMall Common Stock will be assumed by the Company and converted into warrants to purchase shares of the Company's Series A Common Stock according to the Exchange Ratio. The warrant issuable to First Data Merchant Services Corporation ("First Data") for shares of iMall Common Stock pursuant to that certain Investment Agreement dated October 30, 1998 will be canceled at the effective time of the Merger and the Company will issue to First Data a warrant to purchase 2,300,000 shares of Company Series A Common Stock at an exercise price of $36.9565 per share. It is the intent of the parties that the transaction qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code and be accounted for as a purchase.

         Several of the executive officers of iMall, including the Chief Executive Officer of iMall, Richard Rosenblatt, will continue to serve in executive positions with the Company or in positions equivalent to an executive of the Company.

         The Company entered into voting agreements with certain stockholders of iMall. Under the voting agreements, these stockholders agreed to vote their shares in favor of approval of the Merger and related matters; the stockholders also agreed not to transfer any of the securities covered by the voting agreements. Certain of the stockholders concurrently delivered irrevocable proxies to the Company, granting the Company the power to vote all of their shares in favor of the Merger. The stockholders retained the power to vote the shares on all other matters.

         The foregoing description is qualified in its entirety by reference to the full text of the Merger Agreement and the form of voting agreement listed as exhibits to this report. The Merger is subject to several customary closing conditions, including approval by the stockholders of iMall.


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ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  2.01 Agreement and Plan of Merger, dated July 12, 1999, among the Company, Merger Sub and iMall.*

                  2.02 Form of Voting Agreement entered into between the Company and certain stockholders of iMall on July 12, 1999, together with the form of Irrevocable Proxy delivered therewith.*

                  99.01 Press Release issued by the Company on July 13, 1999, announcing that the Company and iMall had signed a definitive merger agreement.

                  * Incorporated by reference to exhibits to the Company's Schedule 13D filed with the Securities and Exchange Commission on July 27, 1999.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 30, 1999                    AT HOME CORPORATION


                                       By: /s/  DAVID G. PINE
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                                          David G. Pine,
                                          Vice President, General Counsel
                                          and Secretary


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                                  EXHIBIT INDEX


99.01 Press Release issued by the Company on July 13, 1999, announcing that the Company and iMall had signed a definitive merger agreement.


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